UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): June 9, 2005


                           INSTINET GROUP INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                   000-32717                   13-4134098
       --------                   ---------                   ----------

    (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)   File Number)           Identification Number)


                    3 Times Square, New York, New York 10036
                    ----------------------------------------
               (Address of principal executive offices) (zip code)

                                  212-310-9500
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 9, 2005, Stephen Pagliuca tendered his resignation as a director of Instinet Group Incorporated (the "Company"), effective immediately. Mr. Pagliuca did not have any disagreements with the Company relating to the Company's operations, policies or practices. In advising the Company of his resignation, Mr. Pagliuca commented, "My increased business obligations, together with significant business and international travel commitments, do not allow me to continue all of my other outside board obligations. I thank my fellow Instinet directors and Instinet management for all their hard work and effort, including our successful completion of the Instinet sale process. I remain fully in favor of the pending merger with Nasdaq and look forward to its completion."

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                     INSTINET GROUP INCORPORATED


                                     By:    /s/ Paul A. Merolla
                                            -------------------------
                                     Name:  Paul A. Merolla
                                     Title: Executive Vice President and General
                                            Counsel

Date:  June 14, 2005